UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006

Pacific Capital Bancorp

(Exact name of registrant as specified in its charter)

California	95-3673456
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-11113

1021 Anacapa Street

Santa Barbara, California 93101

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Pacific Capital Bancorp under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On June 26, 2006, Pacific Capital Bancorp issued a press release regarding certain selected and preliminary projected results of operations for the quarter ended June 30, 2006 and revised earnings guidance for the year ending December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated June 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date: June 26, 2006	By:	/s/ Joyce M. Clinton
Joyce M. Clinton
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated June 26, 2006

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